UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 11, 2005

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Sanjiv Khattri, GMAC’s Executive Vice President and Chief Financial Officer, today confirmed that GMAC expects year-over-year net income from its Financing Operations to be down and net income from its Mortgage and Insurance operations to be up. He stated that he expects GMAC’s consolidated net income to be at least $2.5 billion. This information was presented at GMAC’s UK Investor Reception in London. The presentation is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description	Method of Filing

99.1	Investor Presentation	Filed herewith.

# # #

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: July 11, 2005	By:	/s/PETER R. BIBLE
(Peter R. Bible, Chief Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Investor Presentation